SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): May 9, 2003

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


  Delaware                              0-21696                 22-3106987
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400


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ITEM 5.    OTHER EVENTS

           On May 9, 2003, the Registrant disseminated a Press Release announcing an non-exclusive worldwide license agreement with DiscoveRx Corporation that grants DiscoveRx the right to commercialize drug-discovery assay products covered by ARIAD's pioneering NF-KB patents.

           The information contained in the Press Release dated May 9, 2003, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated May 9, 2003.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ARIAD PHARMACEUTICALS, INC.



                               By:    /s/ Edward M. Fitzgerald
                                      ------------------------
                                      Edward M. Fitzgerald
                                      Senior Vice President and
                                        Chief Financial Officer


Date:    May 9, 2003


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                                  EXHIBIT INDEX

Exhibit
Number    Description                                     Sequential Page Number
-------   -----------                                     ----------------------

99.1      The Registrant's Press Release dated May 9, 2003.                    4


                                       3